                                SCHRODER SERIES TRUST

                                      FORM N-1A
                                        PART B

                         STATEMENT OF ADDITIONAL INFORMATION

                                    MARCH 1, 1997
                             AS REVISED OCTOBER 10, 1997



    This Statement of Additional Information contains information that may be of interest to investors but which is not included in the Prospectuses of Schroder Series Trust (the "Trust"). This Statement relates to the Funds' Investor Shares and Advisor Shares. Investor Shares are offered through a Prospectus dated March 1, 1997, as revised September 12, 1997, and Advisor Shares are offered through a Prospectus dated June 17, 1997, as revised October 8, 1997.

    This Statement is not a prospectus and should be read in conjunction with the Prospectuses, as they may be revised from time to time. Investors may obtain free copies of the Prospectuses by calling Schroder Capital Management Inc., the Trust's investment adviser, at 1-800-464-3108.


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                                  TABLE OF CONTENTS


DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

INVESTMENT OBJECTIVES AND POLICIES OF THE TRUST AND
    RISK CONSIDERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .1

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 14

TRUSTEES AND OFFICERS. . . . . . . . . . . . . . . . . . . . . . . . . . . 17

MANAGEMENT CONTRACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . 23

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

PRINCIPAL HOLDERS OF SECURITIES. . . . . . . . . . . . . . . . . . . . . . 26

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . 27

ORGANIZATION AND CAPITALIZATION. . . . . . . . . . . . . . . . . . . . . . 28

PRINCIPAL UNDERWRITER. . . . . . . . . . . . . . . . . . . . . . . . . . . 29

CUSTODIAN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29

INDEPENDENT AUDITORS . . . . . . . . . . . . . . . . . . . . . . . . . . . 30

SHAREHOLDER LIABILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . 30

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 31

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                                        1

                                SCHRODER SERIES TRUST

                         STATEMENT OF ADDITIONAL INFORMATION

DEFINITIONS

The "Trust"    --   Schroder Series Trust

"Schroder"     --   Schroder Capital Management Inc., the
                    Trust's investment adviser


INVESTMENT OBJECTIVES AND POLICIES OF THE TRUST AND RISK CONSIDERATIONS

     The Trust currently offers shares of beneficial interest of five series (the "Funds") with separate investment objectives and policies. The investment objectives and policies of the Funds are described in the Prospectuses. This Statement contains additional information concerning certain investment practices and investment restrictions of the Trust.

     Except as described below under "Investment Restrictions", the investment objectives and policies described in the Prospectus and in this Statement are not fundamental, and the Trustees may change the investment objectives and policies of a Fund without an affirmative vote of shareholders of the Fund.

     Except as otherwise noted below, the following descriptions of certain investment policies and techniques are applicable to all of the Funds.

OPTIONS

     Each Fund may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

     COVERED CALL OPTIONS. A Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

     A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

     In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such
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                                        2
securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

     A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Trust.

     COVERED PUT OPTIONS. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

     In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

     A Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

     PURCHASING PUT AND CALL OPTIONS. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

     A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price
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                                        3
to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

     A Fund may also purchase put and call options to enhance its current return.

     OPTIONS ON FOREIGN SECURITIES. A Fund may purchase and sell options on foreign securities if in Schroder's opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

     RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that Schroder will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroder to forecast market and interest rate movements correctly.

     An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroder believes it is inadvisable to do so.

     Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Trust's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of Schroder may be considered such a group. These position limits may restrict the Trust's ability to purchase or sell options on particular securities.

     Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

     Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Trust's use of options.

FUTURES CONTRACTS

     In order to hedge against the effects of adverse market changes each Fund that may invest in debt securities may buy and sell futures contracts on debt securities of the type in which the Fund may invest and on indexes of debt securities. In addition, each Fund that may invest in equity
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                                        4
securities may purchase and sell stock index futures to hegde against changes in stock market prices. Each Fund may also, to the extent permitted by applicable law, buy and sell futures contracts and options on futures contracts to increase the Fund's current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

     FUTURES ON DEBT SECURITIES AND RELATED OPTIONS. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the Trust's assets, reflect the fair value of the contract, in which case the positions will be valued by the Trustees or such persons.

     Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

     Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Trust expects to purchase for the Fund particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

     Successful use by a Fund of futures contracts on debt securities is subject to Schroder's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has hedged against the possibility of an increase in interest
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                                        5
rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     A Fund may purchase and write put and call options on certain debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.
A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

     INDEX FUTURES CONTRACTS AND OPTIONS. Certain Funds may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. Debt index futures in which the Funds are presently expected to invest are not now available, although such futures contracts are expected to become available in the future. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

     The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at

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                                        6
a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures cotnract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

     A Fund may purchase or sell futures contracts with respect to any securities indexes. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

     In order to hedge a Fund's investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's securities.

     Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     As an alternative to purchasing and selling call and put options on index futures contracts, each of the Funds which may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

     A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

     MARGIN PAYMENTS. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a
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                                        7
small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming a Fund satisfies its contractual obligations.

     Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

     When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

     LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

     In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise the options in order to realize any profit.

     HEDGING RISKS. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect
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                                        8
correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund's securities which are the subject of a hedge. Schroder will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and a Fund's portfolio securities sought to be hedged.

     Successful use of futures contracts and options by a Fund for hedging purposes is also subject to Schroder's ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Schroder may still not result in a successful hedging transaction over a very short time period.

     OTHER RISKS. Funds will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

FORWARD COMMITMENTS

     Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Funds rely on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.

     Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a

                                        9
Fund may dispose of a commitment prior to settlement if Schroder deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. Schroder will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

WHEN-ISSUED SECURITIES

     Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund.
To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income. While a Fund may sell its right to acquire when-issued securities prior to the settlement date, a Fund intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain cash and U.S. Government Securities or other high-grade debt obligations at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

LOANS OF FUND SECURITIES

     A Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government Securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at

                                        10
any time call the loan and regain the securities loaned; (3) a Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Fund loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Fund enters into a loan, Schroder considers all relevant facts and circumstances including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with a Fund.

FOREIGN SECURITIES

     Each Fund may invest in foreign securities and in certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

     Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer.

     In addition, to the extent that any Fund's foreign investments are not United States dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

     In determining whether to invest in securities of foreign issuers, the investment adviser of a Fund seeking current income will consider the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Fund will reduce its net income available for distribution to shareholders.

FOREIGN CURRENCY TRANSACTIONS

     Each Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both "transaction hedging" and "position hedging".

     When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

     For transaction hedging purposes a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option. A Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in Schroder's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

     When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which a Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

     The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

                                        12
     It is impossible to forecast with precision the market value of a Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.

     To offset some of the costs to a Fund of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

     A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

     CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

                                        13
Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

     FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when Schroder believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

     FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

ZERO-COUPON SECURITIES

     Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of

                                        14
interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities.

     Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). CATS and TIGRS are not considered U.S. Government Securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

     In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

INVESTMENT RESTRICTIONS

     The Trust has adopted the following investment restrictions which may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the affected Fund, which is defined in the Investment Company Act of 1940 to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares and (2) 67% or more of the Shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. A Fund may not:

                                        15
1. (a) (FOR ALL FUNDS EXCEPT THE MIDCAP VALUE FUND). Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure (not for leverage) in situations which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

     (b) (FOR THE MIDCAP VALUE FUND ONLY). Borrow money in excess of 10% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure (not for leverage) in situations which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

2. (a) (FOR ALL FUNDS EXCEPT THE MIDCAP VALUE FUND). Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 15% of its total assets (taken at the lower of cost and current value) and then only in connection with borrowings permitted by restriction 1(a) above.

     (b) (FOR THE MIDCAP VALUE FUND ONLY). Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 15% of its total assets and then only in connection with borrowings permitted by restriction 1(b) above.

3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with transactions in futures contracts, options, and other financial instruments.

4. (FOR ALL FUNDS EXCEPT THE MIDCAP VALUE FUND). Make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.

5. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

6. Purchase or sell real estate or interests in real estate limited partnerships, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

                                        16
7. Purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts and options and other financial instruments.

8. Make loans, except by purchase of debt obligations in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value), or through the lending of its portfolio securities with respect to not more than 25% of its total assets.

9. (FOR ALL FUNDS EXCEPT THE MIDCAP VALUE FUND). Invest in securities of any issuer, if officers and Trustees of the Trust and officers and directors of Schroder who beneficially own more than 0.5% of the securities of that issuer together own more than 5% of such securities.

10. (FOR ALL FUNDS EXCEPT THE MIDCAP VALUE FUND). As to 75% of its assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of a Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities.

11. (FOR ALL FUNDS EXCEPT THE MIDCAP VALUE FUND). Acquire more than 10% of the voting securities of any issuer.

12.  Invest more than 25% of the value of its total assets in securities of
     issuers in any one industry.   (Securities issued or guaranteed as to
     principal or interest by the U.S. Government or its agencies or instrumentalities are not considered to represent industries.)

13. (FOR ALL FUNDS EXCEPT THE MIDCAP VALUE FUND). Buy or sell oil, gas, or other mineral leases, rights, or royalty contracts, although it may purchase securities of issuers which deal in, represent interests in, or are secured by interests in such leases, rights, or contracts, and it may acquire or dispose of such leases, rights, or contracts acquired through the exercise of its rights as a holder of debt obligations secured thereby.

14. (FOR ALL FUNDS EXCEPT THE MIDCAP VALUE FUND). Make investments for the purpose of gaining control of a company's management.

15. Issue any class of securities which is senior to the Fund's shares of beneficial interest. (For the purpose of this restriction, none of the following is deemed to be, or to create a class of, senior securities: any borrowing permitted by restriction (1) above; any pledge or other encumbrance of assets permitted by restriction (2) above; any collateral arrangement with respect to options, futures contracts, options on futures contracts, or other financial instruments, or with respect to initial or variation margin; and the purchase or sale of, or the Fund's otherwise entering into, options, forward

                                        17
     contracts, futures contracts, options on futures contracts, or other financial instruments.

     In addition, it is contrary to the Trust's present policy, which may be changed without shareholder approval, for any of the Funds to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

                                 -------------------

     All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for investment restrictions 1 through 15 listed above, the other investment policies described in the Prospectuses and this Statement are not fundamental and may be changed by the Trustees, without shareholder approval. As a matter of policy, the Trustees would not materially change a Fund's investment objective without shareholder approval.

TRUSTEES AND OFFICERS

     The Trustees of the Trust are responsible for the general oversight of the Trust's business. The Trustees and executive officers of the Trust and their principal occupations during the last five years are set forth below. The mailing address of each of the officers and Trustees is 787 Seventh Avenue, New York, New York 10019.

     David N. Dinkins, Trustee. 69. Professor, Columbia University School of International and Public Affairs. Director, American Stock Exchange, Amrep Corporation, Carver Federal Savings Bank, New World Communications Group, Incorporated, and Transderm Laboratory Corporation. Formerly, Mayor, City of New York.

     (*) David Gibson, Trustee and Vice President of the Trust. 36. Director, Schroder Capital Management Inc. and Schroder Investment Management Ltd. Director and Senior Vice President, Schroder Capital Management International Inc.

      John I. Howell, Trustee. 80. Trustee, Schroder Capital Funds and Schroder Capital Funds (Delaware). Director, Schroder Asian Growth Fund, Inc. and American International Life Assurance Company of New York. Private consultant since 1987.

     Peter S. Knight, Trustee. 46. Partner, Wunder, Knight, Levine, Thelen & Forcey. Previously, Campaign Manager, Clinton/Gore '96.

     Ashbel C. Williams, Jr., President of the Trust. 42. President, Schroder Capital Management Inc. Formerly, Executive Director, Florida State Board of Administration.

     Robert Jackowitz, Treasurer of the Trust. 30. Vice President and Comptroller, Schroder Capital Management International Inc. Vice President and Treasurer, Schroder Capital Management Inc. Treasurer and Chief Financial Officer, Schroder Fund Advisors Inc. Treasurer, Schroder Asian

                                        18
Growth Fund, Inc., Schroder Capital Funds, Schroder Capital Funds II, and Schroder CapitalFunds (Delaware).

     Catherine A. Mazza, Vice President of the Trust. 37. First Vice President, Schroder Capital Management International Inc. and Schroder Capital Management Inc. President, Schroder Fund Advisors Inc. Vice President, Schroder Asian Growth Fund, Inc., Schroder Capital Funds, Schroder Capital Funds II, and Schroder Capital Funds (Delaware). Previously served as Vice President, Alliance Capital.

     Alexandra Poe, Clerk of the Trust. 36. Senior Vice President, Secretary, and Fund Counsel, Schroder Fund Advisors Inc. Vice President and Secretary, Schroder Capital Funds, Schroder Capital Funds II, and Schroder Capital Funds (Delaware). Assistant Secretary, Schroder Asian Growth Fund, Inc. Vice President, Schroder Capital Management International Inc. Formerly, Senior Associate Attorney, Gordon, Altman, Butowsky, Weitzen, Shalov & Wein; Vice President and Counsel, Citibank, N.A.

     Mark J. Smith, Vice President of the Trust. 36. Director, Schroder Investment Management Ltd. Director and Senior Vice President, Schroder Capital Management International Inc. and Schroder Capital Management International Ltd. Director and Vice President, Schroder Fund Advisors Inc. Trustee and President, Schroder Capital Funds and Schroder Capital Funds (Delaware). President, Schroder Capital Funds II. Director, Schroder Investment Management (Guernsey) Ltd. and Schroder Japanese Warrant Fund Ltd.

     Jane E. Lucas, Vice President of the Trust. 35. Director and Senior Vice President, Schroder Capital Management International Inc. Director, Schroder Capital Management Inc. Assistant Director, Schroder Investment Management Ltd. Director, Schroder Fund Advisors Inc. Vice President, Schroder Capital Funds, Schroder Capital Funds II, and Schroder Capital Funds (Delaware).


     (*) Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the Trust, Schroder, or Schroder Fund Advisors Inc.

     Except as otherwise noted, the principal occupations of the Trustees and officers for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers or their affiliates.

     Each Trustee of the Trust who is not an interested person of the Trust, Schroder, or Schroder Fund Advisors Inc. receives an annual fee of $5,000 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Schroder and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. The Trust paid Trustees' fees aggregating $33,000 for the fiscal year ended October 31, 1996. The following table sets forth information regarding compensation paid for the fiscal year ended October 31, 1996 to those Trustees who are not interested persons of the Trust.

                                        19

                                  COMPENSATION TABLE

(1)                        (2)                     (3)
NAME OF                   AGGREGATE           TOTAL COMPENSATION
TRUSTEE                 COMPENSATION            FROM TRUST AND
                         FROM TRUST         FUND COMPLEX PAID TO
                                                   TRUSTEES
David N. Dinkins          $11,000                  $11,000

John I. Howell*             2,750                   21,500

Peter S. Knight            11,000                   11,000

Michael R. Steed**          5,500                    5,500

Madelon DeVoe Talley***     2,750                   15,250


* Mr. Howell was elected a Trustee on June 25, 1996. The Total Compensation listed in column (3) for Mr. Howell includes compensation for his services as a Trustee of Schroder Capital Funds ("SCF") and Schroder Capital Funds (Delaware) ("SCFD") and as a Director of Schroder Asian Growth Fund, Inc. ("SAGF"). The Trust, SCF, SCFD, and SAGF are considered part of the same "Fund Complex" for these purposes.

** Mr. Steed resigned from the Board of Trustees as of May 15, 1996.

*** The compensation listed for Ms. DeVoe Talley was for her service as Trustee from June 25, 1996 through October 31, 1996. The Total Compensation listed in column (3) for Ms. DeVoe Talley includes compensation for her services as a Director of SAGF.

     As of July 1, 1997, the Trustees of the Trust as a group owned less than 1% of the outstanding shares of each Fund.

     The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

MANAGEMENT CONTRACTS

     Under Management Contracts between the Trust and Schroder (the "Management Contracts"), Schroder, at its expense, provides the Funds with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions

                                        20
of its Trustees regarding the conduct of business of the Trust and each Fund. The fees to be paid under the Management Contracts are set forth in the Prospectuses.

     In providing investment advisory services to the various Funds of the Trust, Schroder regularly provides the Funds with investment research, advice, and supervision and furnishes continuously investment programs consistent with the investment objectives and policies of the various Funds, and determines, for the various Funds, what securities shall be purchased, what securities shall be held or sold, and what portion of a Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Agreement and Declaration of Trust and By-laws, and of the Investment Company Act of 1940, and to a Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

     Schroder makes available to the Trust, without expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroder pays the compensation and expenses of officers and executive employees of the Trust. Schroder also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Schroder pays the Trust's office rent.

     Under the Management Contracts, the Trust is responsible for all its other expenses, including clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroder; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Funds' assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

     Schroder's compensation under the Management Contracts may be reduced in any year if a Fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale.

     State Street Bank and Trust Company ("State Street") provides certain accounting, transfer agency, and other services to the Trust. The Trust compensates State Street on a basis approved by the Trustees.

     The Management Contracts provides that Schroder shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with rendering services to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

                                        21
     The Management Contracts may be terminated without penalty by vote of the Trustees as to any Fund by the shareholders of that Fund, or by Schroder on 60 days' written notice. Each Management Contract also terminates without payment of any penalty in the event of its assignment. In addition, each Management Contract may be amended only by a vote of the shareholders of the affected Fund(s), and each Contract provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to a Fund by vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroder. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

     RECENT MANAGEMENT FEES. For its fiscal years ended October 31, 1996, 1995, and 1994, respectively, pursuant to the relevant Management Contract, each Fund (except the MidCap Value Fund) paid fees to Schroder as follows (reflecting reductions in such fees pursuant to expense limitations in effect during such periods): Schroder Large Capitalization Equity Fund - $318,145, $252,615, and $72,738; Schroder Small Capitalization Value Fund - $471,712, $349,672, and $58,538; Schroder High Yield Income Fund (which ceased operations and liquidated in June 1997) - $99,827, $176,520, and $43,688; Schroder Investment Grade Income Fund - $97,566, $98,478, and $17,751; and Schroder Short-Term Investment Fund - $133,208, $131,121, and $46,643. Schroder voluntarily waived its fees in the following amounts during the fiscal years ended October 31, 1996, 1995, and 1994, respectively, pursuant to expense limitations in effect during such periods: Schroder Large Capitalization Equity Fund - $0, $16,285, and $84,725; Schroder Small Capitalization Value Fund - $0, $22,164, and $104,661; Schroder High Yield Income Fund - $59,514, $93,036, and $110,694; Schroder Investment Grade Income Fund - $29,635, $88,653, and $109,927; and Schroder Short-Term Investment Fund - $0, $42,642, and $103,477.

     Schroder may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to Schroder and its affiliates in advising the Trust and other clients, provided that it shall always seek best price and execution with respect to transactions. Certain investments may be appropriate for the Trust and for other clients advised by Schroder. Investment decisions for the Trust and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally.
Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of Schroder on the same day. In such event, such transactions will be allocated among the clients in a manner believed by Schroder to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of Schroder in the interest of achieving the most favorable net results for the Trust.

     BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in

                                        22
foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.
There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

     Schroder places all orders for the purchase and sale of portfolio securities for the Trust and buys and sells securities for the Trust through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain for the Trust the best price and execution available. In seeking the best price and execution, Schroder, having in mind the Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroder receives research, statistical, and quotation services from many broker-dealers with which it places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroder and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust is not reduced because Schroder and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, and by the Management Contracts, Schroder may cause a Fund to pay a broker which provides brokerage and research services to Schroder an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker would have charged for effecting that transaction. Schroder's authority to cause a Fund to pay any such greater commissions in also subject to such policies as the Trustees may adopt from time to time.

     To the extent permitted by law, the Funds may engage in brokerage transactions with Schroder & Co. Inc. ("Schroder & Co.") or Lewco Securities Corp. ("Lewco"), each of which is an affiliate of Schroder, or with unaffiliated brokers who trade or clear through Schroder & Co. or Lewco. Consistent with regulations under the Investment Company Act of 1940, the Funds have adopted procedures which are reasonably designed to provide that any commissions or other remuneration the Funds pay to Schroder & Co. and Lewco do not exceed the usual and customary broker's commission. In addition, the Funds will adhere to the rule, under the Securities Exchange Act of 1934, governing floor trading. This rule permits the Funds to effect, but not execute, exchange listed securities transactions with Schroder & Co. and Lewco. Also, due to securities law limitations, the Funds will limit purchases of securities in a public offering if Schroder & Co. or Lewco or one of their affiliates is a member of the syndicate for that offering.

                                        23
     In the fiscal years ended October 31, 1996, 1995, and 1994, respectively, the Funds (except for the Schroder MidCap Value Fund) paid brokerage commissions in the following amounts: Schroder Large Capitalization Equity Fund - $56,986, $78,776, and $51,642; Schroder Small Capitalization Value Fund - $151,845, $125,945, and $43,183; Schroder High Yield Income Fund - $17, $2,166, and $843; and Schroder Investment Grade Income Fund - $0, $30, and $3. Schroder Short-Term Investment Fund paid no brokerage commissions in the fiscal years ended October 31, 1996, 1995, and 1994.

     In the fiscal year ended October 31, 1996, Schroder, on behalf of the Trust, placed agency and underwritten transactions having an approximate aggregate dollar value of $94,676,425 (99.61% of the Trust's aggregate agency and underwritten transactions, on which approximately $208,128 of commissions were paid) with brokers and dealers (other than Schroder & Co. and Lewco) whose research, statistical, and quotation services Schroder considered to be particularly useful to it and its affiliates. However, many of such transactions were placed with such brokers and dealers without regard to the furnishing of such services.

     In the fiscal years ended October 31, 1996, 1995, and 1994, respectively, the Trust paid brokerage commissions to Schroder & Co. and Lewco in the following amounts: Schroder & Co. - $0, $120, and $1,194; Lewco - $720, $7,612, and $23,160. During the fiscal year ended October 31, 1996, commissions paid to Lewco constituted 0.01% of all of the Trust's brokerage commissions paid during such fiscal year and transactions with respect to which those commissions were paid constituted 0.39% of all the transactions on which the Trust paid brokerage commissions during such fiscal year.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each class of shares of each Fund is determined daily as of 4:00 p.m. New York time on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

     Securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at their last-reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included in the NASDAQ National Market System, at a bid price estimated by a broker or dealer. Debt securities, including zero-coupon securities, and certain foreign securities will be valued by a pricing service. Other foreign securities will be valued by the Trust's custodian based on outside pricing sources. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined by Schroder in good faith in accordance with procedures approved by the Trustees.

     If any securities held by a Fund are restricted as to resale, their fair value is generally determined as the amount which the Trust could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment

                                        24
and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class(both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

     Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government Securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.

                               ----------------

     The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Each Fund's assets will be further allocated among its constituent classes of shares on the Trust's books of account. Expenses with respect to any two or more Funds or classes may be allocated in proportion to the net asset values of the respective Funds or classes except where allocations of direct expenses can otherwise be fairly made to a specific Fund or class.

TAXES

     Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Fund will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders. As a Massachusetts business trust, a Fund under present law will not be subject to any excise or income taxes in Massachusetts.

     In order to qualify as a "regulated investment company," a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (b) diversify its holdings so that,

                                        25
at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). In addition, until the start of the Fund's first tax year beginning after August 5, 1997, a Fund must derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock or securities and certain options, futures contracts, forward contracts and foreign currencies) held for less than three months in order to qualify as a regulated investment company. In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Fund must in general distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year.

     The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year). In general, any gain realized upon a taxable disposition of shares will be treated as mid-term capital gain (generally taxed at a 28%
rate) if the shares have been held for more than 12 months but not more than 18 months, and as adjusted net capital gain (generally taxed at a 20% rate) if the shares have been held for more than 18 months. Otherwise the gain on the sale, exchange, or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held for more than 12 months, and otherwise as short-term capital loss. With respect to investment income and gains received by a Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes in which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.

     A Fund's ability to use options, futures, and forward contracts and other hedging techniques, and to engage in certain other transactions, may be limited by tax considerations. A Fund's transactions in foreign-currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's distributions of book income to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income in order to permit the Trust to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company. The tax consequences of certain hedging transactions have been modified by the Taxpayer Relief Act of 1997.

     Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Fund has invested and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.

                                        26
      It is the policy of each of the Funds to meet the requirements of the Code to qualify as a regulated investment company that is taxed pursuant to Subchapter M of the Code. One of these requirements is that, until the start of a Fund's first tax year beginning after August 5, 1997, less than 30% of a Fund's gross income must be derived from gains from sale or other disposition of securities held for less than three months (with special rules applying to so-called designated hedges). Accordingly, until such time as the 30% limitation no longer applies, a Fund will be restricted in selling securities held or considered under Code rules to have been held less than three months, and in engaging in hedging or other activities (including entering into options, futures, or short-sale transactions) which may cause the Trust's holding period in certain of its assets to be less than three months.

     This discussion of the federal income tax and state tax treatment of the Trust and its shareholders is based on the law as of the date of this Statement of Additional Information.

PRINCIPAL HOLDERS OF SECURITIES

     The following table shows the percentage of the outstanding shares of each Fund owned as of March 31, 1997 by the Schroder & Co. Inc. Profit-Sharing, Savings Incentive, and Pension Plans (the "Schroder & Co. Plans") (all located at 787 Seventh Avenue, New York, NY 10019), and the Lewco Securities Corp. Profit Sharing and Thrift Plans (the "Lewco Plans") (located at Lewco Securities Corp., 34 Exchange Place, Jersey City, NJ 07311). certain of the directors and officers of Schroder and Schroder & Co. Inc., and certain of the officers of the Trust, are participants in one or more of the Schroder & Co. Plans. Schroder & Co. Inc. owns 80.0% of the outstanding voting securities of Lewco Securities Corp.

                                                 % of Fund Shares*
                                                      Owned by
                                              Schroder & Co. and Lewco Plans
Schroder Large Capitalization Equity Fund                  68%
Schroder Small Capitalization Value Fund                   31%
Schroder Investment Grade Income Fund                      75%
Schroder High Yield Income Fund**                          59%
Schroder Short-Term Investment Fund                        94%

___________________
* Reflects ownership of investor shares of the funds. Advisor shares were not offered prior to the date of this statement.
** The Schroder High Yield Income Fund ceased operations and liquidated in JunE 1997.

     To the knowledge of the trust, as of March 31, 1997, no other person owned of record or beneficially more than 5% of the outstanding shares of any Fund, except that Northern Trust Bank of Texas, custodian for the Bernard and Andre Rapoport Foundation, 2701 Kirby Drive, Houston, TX 77098-1218 owned 9.48% of the outstanding shares of Schroder Large Capitalization Equity Fund and 9.43% of the outstanding shares of Schroder Small Capitalization Value Fund; The Hillman Foundation, Inc., 2000 Grant Building, Pittsburgh, PA 15219 owned 5.04% of the outstanding shares of Schroder Small Capitalization Value Fund; Saxon & Co., FBO W.S. Dietrich Schroder, P.O. Box

                                        27
7780-1888, Philadelphia, PA 19182-0001 owned 12.02% of the outstanding shares of Schroder Small Capitalization Value Fund; The Bank of New York, trustee FBO Tri Valley Growers, P.O. Box 11010, New York, NY 10286-1010 owned 5.08% of the outstanding shares of Schroder Small Capitalization Value Fund; the Stitzel Family Partnership, 102 Mountain View Avenue, San Rafael, CA 94901-1348 owned 6.45% of the outstanding shares of Schroder High Yield Income Fund; and Alumax Grantor Trust, FBO Allen Born, Alumax Inc., 5655 Peachtree Parkway, Norcross, GA 30092-2812 owned 7.57% of the outstanding shares of Schroder High Yield Income Fund.

PERFORMANCE INFORMATION

     Certain Funds may advertise the yield of each class of its shares.
Yield is presented for a specified 30-day period (the "base period"). Yield for a class of shares of a Fund is based on the amount determined by (i) calculating the aggregate of dividends and interest earned by the Fund and attributable to the class during the base period less the Fund's expenses attributable to the class and accrued for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the class of the Fund outstanding udring the base period and entitled to receive dividends and (B) the net asset value per share of the class of the Fund on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by a Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as Ginnie Maes, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The yield of Investor Shares of Schroder Investment Grade Income Fund and Schroder Short-Term Investment Fund for the thirty-day period ended October 31, 1996 was 8.14% and 4.44%, respectively. (No Advisor Shares were outstanding during such period).

     Average annual total return of a class of shares of a Fund for one-, five-, and ten-year periods (or for such shorter periods as shares of that class of shares of the Fund have been offered) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in that class of shares at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year or less is equal to the actual return of that class of shares during that period. Total return calculations assume reinvestment of all Fund distributions at net asset value on their respective reinvestment dates. Total return may be presented for other periods.

     The total return of Investor Shares of each Fund (except for the MidCap Value Fund) for the one-year period ending October 31, 1996 and for the period from the commencement of the Fund's operations until October 31, 1996 is set forth below. (No Advisor Shares were outstanding during those periods).

                                     28

TOTAL RETURN OF INVESTOR SHARES FOR THE PERIODS LISTED

                                                                  TOTAL RETURN
                                                TOTAL RETURN         (LIFE OF
                                                 (ONE YEAR)           FUND)        YIELD
Schroder Large Capitalization Equity Fund           19.30%             11.35%          --
(commencement of operations:  February 16, 1994)
Schroder Investment Grade Income Fund                4.38%              5.25%        5.49%
(commencement of operations:  February 22, 1994)
Schroder Short-Term Investment Fund                   4.63%             4.09%        4.44%
(commencement of operations:  January 11, 1994)
Schroder Small Capitalization Value Fund             21.17%            10.36%          --
(commencement of operations:  February 16, 1994)

     Average annual total return of a Fund's Investor Shares may at times be presented in advertisements for the Fund's Advisor Shares restated to reflect the actual fees and expenses attributable to the Advisor Shares that were not applicable to the Fund's Investor Shares during the periods presented.

     From time to time, Schroder may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses, as described in the Trust's current Prospectuses. Any such waiver or assumption would increase a Fund's yield and total return for each class of shares during the period of the waiver or assumption.

ORGANIZATION AND CAPITALIZATION

     The Trust is an open-end investment company established under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated May 6, 1993.

     Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Fund or class of shares on matters affecting the particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for a Fund would be voted upon only by shareholders of that Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Additionally, approval of the Management Contracts is a matter to be determined separately by each Fund. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if a Fund were liquidated, each class of shares of the Fund would receive the net assets of the Fund attributable to the class. Because Investor and Advisor Shares are subject to different expenses, a Fund's dividends and other distributions will normally differ between the two classes. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

                                       29
     The Trust may create additional Funds from time to time with different investment objectives and policies. Each Fund may offer additional classes of shares subject to different expenses and other features.

PRINCIPAL UNDERWRITER

     Schroder Fund Advisors Inc. is the principal underwriter of the continually offered shares of each of the Funds. Schroder Fund Advisors Inc. is not obligated to sell any specific amount of shares of any Fund and will purchase shares of a Fund for resale only against orders for shares.

     DISTRIBUTION PLAN FOR ADVISOR SHARES. Each FUND (except for the Short-Term Investment Fund) has adopted a Distribution Plan pursuant to which the Fund may pay Schroder Fund Advisors Inc. compensation in an amount limited in any fiscal year to the annual rate of 0.50% of the Fund's average daily net assets attributable to Advisor Shares. The Funds presently make no payments under the Distribution Plans, although the Trustees may at any time authorize payments at an annual rate of up to 0.50% of a Fund's average daily net assets attributable to Advisor Shares. The Distribution Plans also relate to payments made pursuant to the Trust's Shareholder Servicing Plans for Advisor Shares, to the extent such payments may be deemed to be primarily intended to result in the sale of a Fund's Advisor Shares.

     The various costs and expenses that may be paid or reimbursed under the Distribution Plans include advertising expenses, costs of printing prospectuses and other materials to be given or sent to prospective investors, expenses of sales employees or agents of Schroder Fund Advisors Inc., including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares, and payments to banks, trust companies, broker-dealers (other than Schroder Fund Advisors Inc.) or other financial organizations.

     A Distribution Plan may not be amended to increase materially the amount of distribution expenses permitted thereunder without the approval of a majority of the outstanding Advisor Shares of the relevant Fund. Any other material amendment to a Distribution Plan must be approved both by a majority of the Trustees and a majority of those Trustees ("Qualified Trustees") who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust, and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreement, by vote cast in person at a meeting called for the purpose. Each Distribution Plan will continue in effect for successive one-year periods provided each such continuance is approved by a majority of the Trustees and the Qualified Trustees by vote cast in person at a meeting called for the purpose. Each Distribution Plan may be terminated at any time by vote of a majority of the Qualified Trustees or by vote of a majority of the Fund's outstanding Advisor Shares.

CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the custodian of the Trust's assets. The custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. The custodian does not determine the investment policies of the Trust or decide which securities the Trust will buy or sell. Boston
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                                        30
Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts 02171, serves as registrar and transfer agent for the Trust.

INDEPENDENT AUDITORS

     Arthur Andersen LLP, the Trust's independent accountants, provide audit services, tax return preparation services, and assistance and consultation in connection with the Trust's various Securities and Exchange Commission filings.

SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

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                                        31

                                 FINANCIAL STATEMENTS

The Financial Statements required by Part B and the related Report of Independent Public Accountants are incorporated herein by reference TO Post-Effective Amendment NU. 4 to the Trust's Registration Statement filed electronically with the Securities and Exchange Commission on February 28, 1997 (Accession Number: 0000912057-97-00730).